UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2008 (July 22, 2008)
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)
3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000
(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 –	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS AND APPOINTMENT OF PRINCIPAL OFFICERS
On July 24, 2008, Arkansas Best Corporation issued a press release announcing that Wesley B. Kemp will assume the duties of President and Chief Operating Officer of its largest subsidiary, ABF Freight System, Inc., effective August 1, 2008. Mr. Kemp will assume the duties from Robert A. Davidson, who will continue as President and Chief Executive Officer of Arkansas Best and as Chief Executive Officer of ABF. At the time of the appointment, Mr. Kemp was Senior Vice President of Operations for ABF.
A copy of the press release is attached as an exhibit to this Report on Form 8-K.
     ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press release of Arkansas Best Corporation dated July 24, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION (Registrant)
Date: July 24, 2008	/s/ Michael R. Johns
Michael R. Johns,
Vice President – General Counsel and Corporate Secretary